-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                   FORM 8-K/A

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 9, 1997
                                                ----------------------------


                       PAN PACIFIC RETAIL PROPERTIES, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)



            Maryland                    001-13243                33-0752457
-------------------------------        -----------         -------------------
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)        File Number)         Identification No.)



          1631-B South Melrose Drive
               Vista, California                                      92083
   ----------------------------------------                         ----------
   (Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (760) 727-1002
                                                          ---------------



                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements Under Rule 3-14 of Regulation S-X.

               Rainbow Promenade

               Independent Auditors' Report
               Statement of Revenue and Certain Expenses for
                 the period from September 18, 1996 (inception) through December 31, 1996
               Notes to Statement of Revenue and Certain Expenses


          (b)  Pro Forma Financial Information.

               Pro Forma Condensed Combined Statement of Operations for the
                 nine months ended September 30, 1997 (unaudited)

               Pro Forma Condensed Combined Statement of Operations for the
                 year ended December 31, 1996 (unaudited)

               Notes to the Pro Forma Condensed Combined Statements of
                 Operations

               Combining Schedule of Revenue and Certain Expenses of the
                 Acquisition Properties and Notes Receivable


          (c)  Exhibits.

               The Exhibits to this report are listed on the Exhibit Index set forth elsewhere herein.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Pan Pacific Retail Properties, Inc.:

We have audited the accompanying statement of revenue and certain expenses of Rainbow Promenade for the period from September 18, 1996 (inception) through December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A, which amends the previously filed Form 8-K, of Pan Pacific Retail Properties, Inc. as described in Note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of Rainbow Promenade's revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in Note 1, of Rainbow Promenade for the period from September 18, 1996 (inception) through December 31, 1996 in conformity with generally accepted accounting principles.


                                                  KPMG Peat Marwick LLP

San Diego, California
September 13, 1997

                                RAINBOW PROMENADE

                    Statement of Revenue and Certain Expenses

  For the period from September 18, 1996 (inception) through December 31, 1996


Revenue:
 Rent (notes 3 and 4)                                  $  268,424
 Recoveries from tenants                                    3,749
 Other                                                         51
                                                       ----------
                                                          272,224
                                                       ----------
Certain expenses:
 Property taxes (note 5)                                   11,653
 Repairs and maintenance                                   10,009
 Management fees                                            7,500
 Utilities                                                  3,351
 Other                                                         52
                                                       ----------

                                                           32,565
                                                       ----------

     Revenue in excess of certain expenses             $  239,659
                                                       ----------
                                                       ----------



      See accompanying notes to statement of revenue and certain expenses.

                                RAINBOW PROMENADE

               Notes to  Statement of Revenue and Certain Expenses

  For the period from September 18, 1996 (inception) through December 31, 1996


(1)  BASIS OF PRESENTATION

     The accompanying statement of revenue and certain expenses relates to the operations of Rainbow Promenade (the "Property"), a community shopping center located in Las Vegas, Nevada. The Property was purchased by Pan Pacific Retail Properties, Inc. (the "Company") for $31,300,000 on September 9, 1997.

     The accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of Rainbow Promenade for the period from September 18, 1996 (inception) through December 31, 1996 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Property:

          -    Depreciation and amortization

          -    Interest on mortgages which were not assumed by the Company

          -    Federal and state income taxes

          - Other costs not directly related to the proposed future operations of the Property

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION

     Rent revenue is recognized on a straight-line basis over the term of the individual leases.

     USE OF ESTIMATES

     Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)  RENT REVENUE

     Retail space is leased to tenants under various operating leases with terms ranging from 5 to 15 years. The leases generally provide for minimum rent and reimbursement of real estate taxes, common area maintenance and certain other expenses. Certain leases also contain provisions for percentage rent. No percentage rent was earned for the period from September 18, 1996 (inception) through December 31, 1996.

     Future minimum rentals to be received under noncancelable operating leases in effect at December 31, 1996 are as follows:

          YEARS ENDING DECEMBER 31,
          -------------------------

                    1997                     $  1,485,122
                    1998                        1,485,122
                    1999                        1,485,122
                    2000                        1,485,122
                    2001                        1,477,153
                    Thereafter                 11,854,344
                                              -----------

                                             $  19,271,985
                                              ------------
                                              ------------

(4)  CONCENTRATION OF CREDIT RISK

     At December 31, 1996, four tenants individually accounted for more than 10% of total revenue. Rent revenue earned, including recoveries from these tenants for the period from September 18, 1996 (inception) through December 31, 1996 were as follows:

          Linens `N Things                   $      72,377
          Barnes & Noble                     $      71,112
          Cost Plus                          $      67,025
          Petco                              $      42,483

(5)  PROPERTY TAXES

     In January 1997, the Property's value was re-assessed for property tax purposes. Based on the re-assessed value of the Property, property taxes for the fiscal year July 1, 1997 through June 30, 1998 will be $226,183. This re-assessment of the Property's property tax value is primarily the result of the completion of construction on the Property.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


     The following unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are presented as if: (i) the consummation of the initial public offering of common stock in August 1997 (the "IPO"), and related formation transactions in connection with the IPO; (ii) the acquisition of the properties acquired during 1997 as identified in the prospectus dated August 7, 1997 (Chico Crossroads, Monterey Plaza, Fairmont Shopping Center, Lakewood Shopping Center, Green Valley Town & Country and certain secured notes receivable); (iii) the acquisition of the property described in Item 2 of the related Form 8-K filed on September 23, 1997, (the "Rainbow Promenade Acquisition") and (iv) the repayment of notes payable with the net proceeds of the IPO all had occurred on January 1, 1996.

     The pro forma condensed balance sheet of Pan Pacific Retail Properties, Inc. as of September 30, 1997 has been excluded from this filing on Form 8-K/A as the transactions that were given pro forma effect in the pro forma condensed combined statements of operations occurred prior to September 30, 1997, and therefore are included in Pan Pacific Retail Properties, Inc.'s September 30, 1997 unaudited consolidated balance sheet included in the registrants Form 10-Q filing on November 12, 1997.

     The pro forma condensed combined statements of operations should be read in conjunction with the combined financial statements of Pan Pacific Development Properties, including the notes thereto, that were filed with and as part of Pan Pacific Retail Properties, Inc.'s prospectus, dated August 7, 1997. The pro forma condensed combined statements of operations do not purport to represent Pan Pacific Retail Properties, Inc.'s results of operations for the nine months ended September 30, 1997 or for the year ended December 31, 1996 that would actually have occurred had the Company completed the transactions described above nor do they purport to represent the results of operations as of any future date or for any future period.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                               PRO FORMA ADJUSTMENTS
                                                             -------------------------
                                             PAN PACIFIC   ACQUISITION
                                             RETAIL        PROPERTIES
                                             PROPERTIES     AND NOTES        OTHER        COMPANY
                                             HISTORICAL    RECEIVABLE     ADJUSTMENTS    PRO FORMA
                                             ----------    -----------    -----------   -----------
REVENUE:
  Rent                                         $25,442     $ 4,236 (A)     $     -      $    29,678
  Recoveries from tenants                        5,558         632 (A)           -            6,190
  Income from uncombined partnerships              218           -             297 (D)          515
  Other                                            718         151 (A)           -              869
                                               -------     -------         -------      -----------
                                                31,936       5,019             297           37,252
                                               -------     -------         -------      -----------
EXPENSES:
  Property operating                             4,175         462 (A)           -            4,637
  Property taxes                                 2,311         450 (A)           -            2,761
  Property management fees                         102         145 (A)        (145)(C)          102
  Depreciation and amortization                  6,303         930 (B)           -            7,233
  Interest                                      11,253       1,159 (A)      (6,649)(D)        6,734
                                                                               378 (E)
                                                                               593 (J)
  General and administrative                    2,839            -             147 (F)        2,505
                                                                              (481)(G)
  Other expenses, net                              576          29 (A)        (529)(H)           76
                                               -------     -------         -------      -----------
                                                27,559       3,175          (6,686)          24,048
                                               -------     -------         -------      -----------

INCOME BEFORE INCOME TAX EXPENSE
  AND MINORITY INTEREST                          4,377       1,844           6,983           13,204
  Income tax expense                               (65)          -              65 (I)            -
  Minority interest                               (106)          -             (96)(D)         (202)
                                               -------     -------         -------      -----------
NET INCOME                                     $ 4,206     $ 1,844         $ 6,952      $    13,002
                                               -------     -------         -------      -----------
                                               -------     -------         -------      -----------
Pro forma weighted average common shares
  outstanding (K)                                                                        16,852,662
                                                                                        -----------
                                                                                        -----------

Pro forma net income per share (K)                                                      $      0.77
                                                                                        -----------
                                                                                        -----------

  See accompanying notes to pro forma condensed combined financial statements.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                               PRO FORMA ADJUSTMENTS
                                                             -------------------------
                                             PAN PACIFIC   ACQUISITION
                                             RETAIL         PROPERTIES
                                             PROPERTIES     AND NOTES        OTHER        COMPANY
                                             HISTORICAL    RECEIVABLE     ADJUSTMENTS    PRO FORMA
                                             ----------    -----------    -----------   -----------
REVENUE:
  Rent                                         $28,350     $ 8,327 (A)     $     -      $    36,677
  Recoveries from tenants                        6,214       1,402 (A)           -            7,616
  Income from uncombined partnerships              109           -             554 (D)          663
  Other                                            432         443 (A)           -              875
                                               -------     -------         -------      -----------
                                                35,105      10,172             554           45,831
                                               -------     -------         -------      -----------
EXPENSES:
  Property operating                             5,070         967 (A)           -            6,037
  Property taxes                                 2,244         900 (A)           -            3,144
  Property management fees                          51         305 (A)        (305)(C)           51
  Depreciation and amortization                  7,245       1,716 (B)           -            8,961
  Interest                                      14,671       2,908 (A)     (10,559)(D)        7,772
                                                                               504 (E)
                                                                               248 (J)
  General and administrative                     3,228           -             892 (F)        3,340
                                                                              (780)(G)
  Other expenses, net                            1,981         100 (A)      (1,878)(H)          203
                                               -------     -------         -------      -----------
                                                34,490       6,896         (11,878)          29,508
                                               -------     -------         -------      -----------
INCOME BEFORE INCOME TAX EXPENSE
  AND MINORITY INTEREST                            615       3,276          12,432           16,323
  Income tax expense                              (122)          -             122 (I)            -
  Minority interest                                (44)          -            (143)(D)         (187)
                                               -------     -------         -------      -----------
NET INCOME                                     $   449     $ 3,276         $12,411      $    16,136
                                               -------     -------         -------      -----------
                                               -------     -------         -------      -----------
Pro forma weighted average common shares
  outstanding (K)                                                                        16,814,012
                                                                                        -----------
                                                                                        -----------

Pro forma net income per share (K)                                                      $      0.96
                                                                                        -----------
                                                                                        -----------

  See accompanying notes to pro forma condensed combined financial statements.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                 (IN THOUSANDS)


1. ADJUSTMENTS TO THE PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS The pro forma adjustments to the Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are as follows:


                                                                                             NINE MONTHS
                                                                                                ENDED           YEAR ENDED
                                                                                         SEPTEMBER 30, 1997  DECEMBER 31, 1996
                                                                                         ------------------  -----------------
(A)     Acquisition of Chico Crossroads, Monterey Plaza, Fairmont Shopping
         Center, Lakewood Shopping Center, Green Valley Town & Country, and
         Rainbow Promenade and the secured notes receivable (refer to the Combining
         Schedule for detailed information by property).
          Rental revenue                                                                      $  4,236            $  8,327
          Recoveries from tenants                                                             $    632            $  1,402
          Other revenue                                                                       $    151            $    443
          Property operating expenses                                                         $    462            $    967
          Property taxes                                                                      $    394            $    900
          Property management fees                                                            $    145            $    305
          Interest expense                                                                    $  1,159            $  2,908
          Other expenses                                                                      $     29            $    100
(B)     Increase in depreciation for properties acquired as
          follows:
          Chico Crossroads                                                                    $     71            $    426
          Monterey Plaza                                                                      $    141            $    452
          Fairmont Shopping Center                                                            $     69            $    200
          Lakewood Shopping Center                                                            $     86            $    179
          Green Valley Town & Country                                                         $    189            $    305
          Rainbow Promenade                                                                   $    374            $    154
                                                                                              --------            --------
                                                                                              $    930            $  1,716
                                                                                              --------            --------
                                                                                              --------            --------

(C)     Elimination of property management fees paid to third parties related
         to the properties acquired                                                           $   (145)           $   (305)
(D)     Decrease in interest expense, including the amortization of deferred loan fees, resulting from the repayment of notes payable as follows:
          Income from uncombined partnerships                                                 $    297            $    554
          Interest expense                                                                    $ (6,649)           $(10,559)
          Minority expense                                                                    $    (96)           $   (143)
(E)     Increase in interest expense for the effect of the amortization of
         unsecured credit facility fees                                                       $    378            $    504
(F)     Increase in general and administrative expenses for the incremental
         costs of operating as a public REIT                                                  $    147            $    892
(G)     Decrease in general and administrative expenses for management fees
         charged by a related party                                                           $   (481)           $   (780)
(H)     Decrease in other expenses for loan guarantee fees charged by
         a related party                                                                      $   (529)           $ (1,878)
(I)     Elimination of income tax expense as the Company expects to elect to
         be taxed as a REIT                                                                   $     65            $    122
(J)     Increase in interest expense on borrowings under the unsecured credit
         facility to purchase Rainbow Promenade.                                              $    593            $    248
(K)     Pro forma weighted average common shares outstanding and pro forma net income per share are presented as if the formation transactions (including the issuance of 900,000 stock options, 130,000 shares of restricted stock and the full exercise of the underwriters over-allotment option) occurred on January 1, 1996.  The incremental effect on pro forma net income per share from the repayment of debt was $.86 and $1.37 for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively.  The incremental effect was calculated by dividing the pro forma reduction in interest expense by the number of shares that would have to be issued at $18.18 (the assumed offering price of $20 per share less the underwriting discounts and commissions) to repay $145.3 million of debt.

                      PAN PACIFIC RETAIL PROPERTIES, INC.

     COMBINING SCHEDULE OF REVENUE AND CERTAIN EXPENSES OF THE ACQUISITION
                        PROPERTIES AND NOTES RECEIVABLE

                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997(1)
                                  (UNAUDITED)

                                                                      GREEN
                                                         FAIRMONT     VALLEY     LAKEWOOD
                                   CHICO     MONTEREY    SHOPPING     TOWN &     SHOPPING    RAINBOW       NOTES
                                CROSSROADS    PLAZA       CENTER     COUNTRY      CENTER    PROMENADE    RECEIVABLE    TOTAL
                                ----------- ----------  ----------  ----------  ----------  -----------  ----------  ------------
Revenue:
 Rent.......................... $ 349,208   $  746,219  $  404,174  $  881,614  $  404,375  $ 1,450,319  $     --    $  4,235,909
 Recoveries from tenants.......    25,458      121,354      82,779      92,389      80,302      230,031        --         632,313
 Other.........................    --           --           1,986          71       1,213        3,992     143,492       150,754
                                ---------   ----------  ----------  ----------  ----------  -----------  ----------  ------------
                                  374,666      867,573     488,939     974,074     485,890    1,684,342     143,492     5,018,976
                                ---------   ----------  ----------  ----------  ----------  -----------  ----------  ------------
Certain expenses:
 Interest......................    --          565,001      --         593,557      --            --         --         1,158,558
 Property taxes................    46,964      110,578      29,366      49,134      44,435      169,637      --           450,114
 Property operating............    23,634       82,744      42,323     106,493      80,585      126,684      --           462,463
 Management fees...............     6,500       29,047      16,643      38,961      19,850       34,527      --           145,528
 Other.........................     2,934       --           1,312       4,301       5,958       14,313      --            28,818
                                ---------   ----------  ----------  ----------  ----------  -----------  ----------  ------------
                                   80,032      787,370      89,644     792,446     150,828      345,161      --         2,245,481
                                ---------   ----------  ----------  ----------  ----------  -----------  ----------  ------------
Revenue in excess of certain
 expenses...................... $ 294,634    $  80,203  $  399,295  $  181,628  $  335,062  $ 1,339,181  $  143,492  $  2,773,495
                                ---------    ---------- ----------  ----------  ----------  -----------  ----------  ------------
                                ---------    ---------- ----------  ----------  ----------  -----------  ----------  ------------

------------------------

(1) With respect to Chico Crossroads, operations are included for the period prior to its being acquired by the Company (January 1, 1997 through February 27, 1997).

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                        GREEN
                                                         FAIRMONT       VALLEY      LAKEWOOD
                              CHICO        MONTEREY      SHOPPING       TOWN &      SHOPPING    RAINBOW     NOTES
                            CROSSROADS      PLAZA         CENTER       COUNTRY       CENTER    PROMENADE  RECEIVABLE    TOTAL
                           ------------  ------------  ------------  ------------  ----------  ---------- ---------- -----------
Revenue:
 Rent....................  $  2,103,771  $  2,433,276  $  1,141,744  $  1,555,036  $  824,816  $  268,424 $   --     $ 8,327,067
 Recoveries from tenants.       325,144       471,830       222,152       171,582     207,874       3,749      --      1,402,331
 Other...................        --            --             6,110           424       2,898          51   432,865      442,348
                           ------------  ------------  ------------  ------------  ----------  ---------- ---------  -----------
                              2,428,915     2,905,106     1,370,006     1,727,042   1,035,588     272,224   432,865   10,171,746
                           ------------  ------------  ------------  ------------  ----------  ---------- ---------  -----------
Certain expenses:

  Interest...............       --          1,798,012         --        1,109,676       --           --       --       2,907,688
  Property taxes.........       281,782       339,747        84,166        89,571      93,065      11,653     --         899,984
  Property operating.....        81,109       339,445       139,170       222,131     171,636      13,360     --         966,851
  Management fees........        39,000        97,638        47,950        70,205      43,225       7,500     --         305,518
  Other..................        37,909        13,691        10,743         8,213      29,607          52     --         100,215
                           ------------  ------------  ------------  ------------  ----------  ---------- ----------  ----------
                                439,800     2,588,533       282,029     1,499,796     337,533      32,565     --       5,180,256
                           ------------  ------------  ------------  ------------  ----------  ---------- ----------  ----------
Revenue in excess of
 certain expenses........  $  1,989,115  $    316,573  $  1,087,977  $    227,246  $  698,055  $  239,659  $ 432,865  $ 4,991,490
                           ------------  ------------  ------------  ------------  ----------  ----------  ---------  -----------
                           ------------  ------------  ------------  ------------  ----------  ----------  ---------- -----------

                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 20, 1997.


                              PAN PACIFIC RETAIL PROPERTIES, INC.


                              By: /s/   Stuart A. Tanz
                                 ----------------------------------------
                                  Stuart A. Tanz
                                  President and Chief Executive Officer



                              By : /s/ David L. Adlard
                                  ---------------------------------------
                                   David L. Adlard
                                   Executive Vice President and
                                   Chief Financial Officer



                              By : /s/ Laurie A. Sneve
                                  --------------------------------------
                                   Laurie A. Sneve, CPA
                                   Vice President and Controller

                       PAN PACIFIC RETAIL PROPERTIES, INC.

                                  EXHIBIT INDEX


Number and Description of Exhibit
---------------------------------

99.1 Purchase and Sale Agreement between Rainbow Promenade Partners, L.L.C. and Pan Pacific Retail Properties, Inc. dated August 18, 1997 (previously filed as Exhibit 10.9 to the Registrant's Quarterly Report on form 10-Q relating to the six months ended June 30, 1997 and incorporated herein by this reference).